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                                Monteagle Funds

                                   PROSPECTUS

                                  June 30, 2006
                        (as Supplemented August 11, 2006)

                              Monteagle Value Fund

             The Securities and Exchange Commission has not approved
             or disapproved the Fund's shares or determined whether
                  this prospectus is accurate or complete. Any
              representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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RISK/RETURN SUMMARY                                                            1

PERFORMANCE                                                                    2

FEE TABLE                                                                      4

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS                                                                5

MANAGEMENT                                                                     6

YOUR ACCOUNT                                                                  10

      GENERAL INFORMATION                                               10

      BUYING SHARES                                                     10

      SELLING SHARES                                                    13

      EXCHANGE PRIVILEGES                                               16

OTHER INFORMATION                                                             17

FINANCIAL HIGHLIGHTS                                                          19

NOTICE OF PRIVACY POLICIES AND PROCEDURES                      INSIDE BACK COVER

FOR MORE INFORMATION                                                  BACK COVER

      TYPES OF INFORMATION                                            BACK COVER

      WHERE YOU CAN GET THIS INFORMATION                              BACK COVER

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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Monteagle Value Fund is long term growth of capital. The fund will provide at least sixty (60) days notice before changing this policy.

Principal Investment Strategy

The Fund takes a long-term (or "buy and hold") approach to managing the Fund's portfolio. The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $1 billion or more) that are believed to be undervalued based on value characteristics, such as lower relative price valuations, above average earnings per share growth and higher dividend yields compared to the S&P 500 Index. The stock will be sold when the stock is no longer undervalued or when the fundamentals of the company that affect revenue and profitability have changed significantly, either in a positive or negative direction.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

o MANAGEMENT RISK. The value-oriented approach may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices.

[Side Bar]

CONCEPTS TO
UNDERSTAND

VALUE INVESTING means to invest in stocks whose prices are low relative to stocks of comparable companies.

COMMON STOCK is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

PRICE/EARNINGS RATIO means the ratio of a company's current market capitalization divided by annual earnings per share.

MARKET CAPITALIZATION of a company means the value of the company's common stock in the stock market.

[End Side Bar]


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 1

o VALUE STYLE RISK. The Fund invests in a style that emphasizes "value stocks." The market may not agree with the determination that a stock is undervalued, and the stock's price may not increase to what the Adviser or Sub-adviser believes is its full value. It may even decrease in value.

o PORTFOLIO TURNOVER RISK. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o CAPITALIZATION RISK. The Fund may invest in mid-capitalization companies which involve greater risks than those associated with larger, more established companies. Smaller companies may be subject to more abrupt or erratic price movements, for reasons including that the stocks are generally traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

o You are a long-term investor seeking a fund with a value investment strategy

o You are an investor willing to accept price fluctuations in their investment

o You are an investor who can tolerate the greater risks associated with common stock investments

The Fund may not be appropriate for you if:

o You want an investment that pursues market trends or focuses only on particular sectors or industries

o     You need regular income or stability of principal

o     You are pursuing a short-term goal or investing emergency reserves


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 2

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund's performance from year to year and by showing how the Predecessor Fund's average annual returns compared with those of a broad measure of market performance. The Predecessor Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                          Year-by-Year Total Return(1)
                        For Periods ended December 31st

[The following data represents the bar chart depicted in the printed material.]

      26.41%      7.74%       -19.91%     31.66%      14.49%      11.61%
      2000        2001        2002        2003        2004        2005

      (1) The Unified Series Trust acquired all the assets and liabilities of the Monteagle Value Fund, a series of AmeriPrime Advisors Trust (the "AmeriPrime Predecessor Fund"), in tax-free reorganization, effective as of September 26, 2005. The Monteagle Trust acquired all the assets and liabilities of the Monteagle Value Fund, a series of Unified Series Trust (the "Unified Predecessor Fund") in a tax-free reorganization. The Fund is a continuation of the Ameriprime and Unified Predecessor Funds and, therefore, the bar chart includes the AmeriPrime Predecessor Fund's returns.

During the period shown, the highest return for a quarter was 18.21% (second quarter, 2003); and the lowest return was -24.41% (third quarter, 2002). The year-to-date (01/01/06 - 06/30/06) performance was 10.80%.

The following table compares the Fund's average annual total returns as of December 31, 2005, to the S&P/Barra Value Index and the Russell 2000 Value Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing "Return After Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 3

------------------------------------------------------------------------------------------------------------
Monteagle Value Fund(3)                                               1 Year        5 Year         Since
                                                                                                Inception(1)
------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                              11.61%        10.46%         10.95%
     Return After Taxes on Distributions(2)                           11.25%         8.92%          9.41%
     Return After Taxes on Distributions and Sale of Fund Shares       7.55%         8.07%          8.51%
------------------------------------------------------------------------------------------------------------
S&P 500 Index
------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)              10.83%         2.12%         -2.30%
Russell 2000 Value Index
     (reflects no deduction for fees, expenses or taxes)              22.25%        17.23%         18.20%

(1)   Inception of the Predecessor Fund, December 20, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Reflects the return when Monteagle Value Fund was a series with AmeriPrime Advisors and then Unified Series trusts, Predecessor trusts, as the Monteagle Value Fund.

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FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions           None
Redemption Fee                                                            None
Exchange Fee                                                              None

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees (1)                                                       1.20%
Distribution (12b-1) Fees                                                 None
Other Expenses (2)                                                        0.02%

Total Annual Fund Operating Expenses                                      1.22%

(1) Management fees include all investment advisory, custodial, administrative and other services.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 4

(2) Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

         ------------------------------------------------------------
           1 Year          3 Years          5 Years        10 Years
         ------------------------------------------------------------
            $124            $387             $670           $1,477

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Monteagle Value Fund is long term growth of capital. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to attain its objective by investing under normal circumstances at least 80 percent of its assets in common stocks of domestic companies. For purposes of this policy, assets means net assets plus borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund seeks to invest in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $1 billion or more) that the Fund believes are undervalued based on value characteristics, such as lower relative price valuations, above average earnings per share growth and higher dividend yields compared to the S&P 500 Index.

Using a value approach, the Fund seeks to invest in stocks that are under-priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Fund's Adviser or Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Fund's Adviser or Sub-Adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 5

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. In addition to the specific risks outlined above, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The value of the Fund's investments could be impacted by changes in interest rates. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in "value" stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION. The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The business of Monteagle Funds (the "Trust") and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 6

Adviser

Nashville Capital Corporation (the "Adviser"), 209 10th Avenue South, Suite 332, Nashville TN 37203 serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Robinson Investment Group, Inc. Nashville Capital was formed in 1986 and, as of December 31, 2005, managed assets of over $70 million for financial institutions. The Adviser is paid based on the following average daily net asset rate schedule:

      -------------------------------------------------------------------
              Fund Assets                                     Fee Cap
      -------------------------------------------------------------------
           $1 - $25 million                                    1.200%
      $25,000,001 to $50 million                               1.115%
      $50,000,001 to $100 million                              0.975%
           Over $100 million                                   0.875%

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses.

Sub-adviser / Portfolio Manager

The Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Robinson Investment Group, Inc. ("Robinson"), 5301 Virginia Way, Suite 150, Brentwood, Tennessee 37027, as the Sub-adviser to the Fund. In this capacity, Robinson will provide portfolio investment management services to the Fund. Robinson was founded in 1996 and serves individuals, financial institutions, pension plans, corporations and other business entities. As of June 30, 2006, Robinson had over $102 million in assets under management. Nashville Capital will pay Robinson a sub-advisory fee equal to 0.60% of the Fund's average daily net assets.

The Statement of Additional Information supplements this prospectus. It provides additional information about the Sub-adviser's compensation, and the Portfolio Manager's ownership of Fund shares.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 7

PORTFOLIO MANAGER. Mr. Russell. L. Robinson serves as the portfolio manager solely responsible for the day-to-day management of the Fund since the inception of the Fund (December 1999). Mr. Robinson has been the President of Robinson Investment Group since 1996. He was the Director of Investment Strategy of the investment manager, Nashville Capital Corporation, from 1990 to 1996.

Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund's management and sub-advisory agreements. The Statement of Additional Information supplements this prospectus. It provides additional information about the Adviser, investment manager, and any portfolio managers: compensation, other accounts they manage, their respective ownership of Fund shares.

SEC Exemptive Order

The Trust is applying for an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002 change in investment advisers, the Trust could no longer utilize the exemptive order specific to the previous Adviser. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 8

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. ("CMFS"), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The fees and other charges (except for any extraordinary expenses) associated with the Service Providers are paid by the Adviser.

Fund Expenses

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund's expenses are capped at the levels in which it pays the Adviser (outlined above). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. The Fund's expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses - including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

[Side Bar]

                             HOW TO CONTACT THE FUND

WRITE TO US AT:
    Monteagle Funds
    6550 Directors Parkway
    Abilene, Texas 79606

OVERNIGHT ADDRESS:
    Monteagle Funds
    6550 Directors Parkway
    Abilene, Texas 79606

DISTRIBUTOR:
    Citco Mutual Fund Distributors, Inc.
    83 General Warren Boulevard, Suite 200
     Malvern, Pennsylvania 19355

TELEPHONE US TOLL-FREE AT:
    (888) 263-5593

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
    Wachovia Bank NA
       ABA # 031201467
       F/C Citco Mutual Fund Distributors, Inc.
    For Credit to:
       A/C# 2000021334711
    For Further Credit to:
       The Monteagle Funds -
       Monteagle Value Fund
       (Your Name)
       (Your Account Number)

[End Side Bar]


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 9

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YOUR ACCOUNT
--------------------------------------------------------------------------------

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available or reliable, the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation). The NAV may be different if fair value is utilized rather than using market quotations.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 10

Buying Shares

HOW TO MAKE PAYMENTS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

      |X| Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Monteagle Funds" or to one or more owners of the account and endorsed to "Monteagle Funds." For all other accounts, the check must be made payable on its face to "Monteagle Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

      |X| Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

      |X| Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

      |X| IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRAs). Please call Citco Mutual Fund Services, Inc. (the "Transfer Agent") at (888) 263-5593 for details.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

----------------------------------------------------------------------------------------------------------------------------
Type of Account                                                 Requirement
----------------------------------------------------------------------------------------------------------------------------
Individual, Sole Proprietorship and Joint Accounts              o     Instructions must be signed by all persons
                                                                      required to sign exactly as their names appear on the
Individual accounts are owned by one person, as are sole              account.
proprietorship accounts.  Joint accounts have two or more
owners (tenants).


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 11

----------------------------------------------------------------------------------------------------------------------------
Gifts or Transfers to a Minor (UGMA, UTMA)                      o     Depending on state laws, you can set up a
                                                                      custodial account under the UGMA or the UTMA.
These custodial accounts provide a way to give money to a       o     The custodian must sign instructions in a manner
child and obtain tax benefits.                                        indicating custodial capacity.
----------------------------------------------------------------------------------------------------------------------------
Business Entities                                               o     Submit a Corporate/Organization Resolution form or
                                                                      similar document.
----------------------------------------------------------------------------------------------------------------------------
Trusts                                                          o     The trust must be established before an account
                                                                      can be opened.
                                                                o     Provide a certified trust document, or the pages
                                                                      from the trust document that identify the trustees.
----------------------------------------------------------------------------------------------------------------------------

Investment Procedures

----------------------------------------------------------------------------------------------------------------------------
How to Open an Account                                          How to Add to Your Account
----------------------------------------------------------------------------------------------------------------------------
By Check                                                        By Check

o     Call or write us for an account application (and a        o     Fill out an investment slip from a confirmation
      Corporate/Organization Resolution form, if applicable)          statement or write us a letter
o     Complete the application (and resolution form)            o     Write your account number on your check
o     Mail us your application (and resolution form) and a      o     Mail us the slip (or your letter) and a check
      check


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 12

----------------------------------------------------------------------------------------------------------------------------
How to Open an Account                                          How to Add to Your Account
----------------------------------------------------------------------------------------------------------------------------
By Wire                                                         By Wire

o     Call or write us for an account application (and a        o     Call to notify us of your incoming wire
      Corporate/Organization Resolution form, if applicable)    o     Instruct your bank to wire your money to us
o     Complete the application (and resolution form)
o     Call us to fax the completed application (and
      resolution form) and we will assign you an account number
o     Mail us your original application (and resolution
      form)
o     Instruct your bank to wire your money to us
----------------------------------------------------------------------------------------------------------------------------
By ACH Payment                                                  By Systematic Investment

o     Call or write us for an account application (and a        o     Complete the Systematic Investment section of the
      Corporate/Organization Resolution form, if applicable)          application
o     Complete the application (and resolution form)            o     Attach a voided check to your application
o     Call us to fax the completed application (and             o     Mail us the completed application and the voided
      resolution form) and we will assign you an account number       check
o     Mail us your original application (and resolution
      form)
o     Make an ACH payment

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELLED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 13

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 14

--------------------------------------------------------------------------------
How to Sell Shares from Your Account
--------------------------------------------------------------------------------

By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The Fund name

            >>    The dollar amount or number of shares you want to sell

            >>    How and where to send your proceeds

      o     Obtain a signature guarantee (if required)

      o     Obtain other documentation (if required)

      o     Mail us your request and documentation

--------------------------------------------------------------------------------
By Wire

      o Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more

      o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

      o     Mail us your request (See "By Mail")
--------------------------------------------------------------------------------

By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which the account is registered

            >>    Additional form of identification

      o     Your proceeds will be:

            >>    Mailed to you OR

            >> Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")

--------------------------------------------------------------------------------
Systematically

      o     Complete the systematic withdrawal section of the application

      o     Attach a voided check to your application

      o     Mail us your completed application
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 15

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o     Written requests to redeem $100,000 or more

o     Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

o Adding or changing: ACH or wire instructions; telephone redemption or exchange options or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1 percent of the Fund's assets).


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 16

LOST ACCOUNTS. The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Monteagle Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts [name(s), address and taxpayer ID number]. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

--------------------------------------------------------------------------------
How to Exchange
--------------------------------------------------------------------------------

By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The names of the funds you are exchanging

            >> The dollar amount or number of shares you want to sell (and exchange)

      o If opening a new account, complete an account application if you are requesting different shareholder privileges

      o     Mail us your request and documentation

--------------------------------------------------------------------------------
By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which account is registered

            >>    Additional form of identification
--------------------------------------------------------------------------------


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 17

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust's policy to strongly discourage abusive short-term trading or market timing in the Trust's funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust's Chief Compliance Officer and may, after consultation with or at the discretion of the Trust's Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If within one (1) business day of a financial intermediary's receipt of the order, the Trust believes abusive short-term trading or other policy violation is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be cancelled or rejected in whole or in part.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 18

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 19

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund share. The information for the fiscal years ended August 31, 2004 and 2005 were audited by Cohen McCurdy, Ltd., whose report, along with the financial statements, are included in the annual report, which is available upon request. The information for all other years was audited by another independent public accounting firm. The semi-annual (2/28/06) information is unaudited.

Financial Highlights for the Monteagle Value Fund.

Selected Data for a Single Share
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                              2/28/06
                                            (Unaudited)     8/31/05       8/31/04       8/31/03         8/31/02        8/31/01
                                             ----------    ----------    ----------    ----------      ----------     ----------
Beginning Net Asset Value                    $    15.43    $    12.16    $    10.92    $     9.77      $    13.34     $    11.66
                                             ----------    ----------    ----------    ----------      ----------     ----------

Income From Investment Operations
    Net investment income                          0.05          0.15          0.10          0.16(a)         0.17(a)        0.14(a)
    Net gain (loss) realized and unrealized        1.23          3.16          1.33          1.14           -2.17           1.88
                                             ----------    ----------    ----------    ----------      ----------     ----------
Total from Investment Operations                   1.28          3.31          1.43          1.30           -2.00           2.02
                                             ----------    ----------    ----------    ----------      ----------     ----------
Less Distributions:
    From net investment income                    -0.14         -0.04         -0.10         -0.15           -0.15          -0.12
    From net realized gain                         0.00            --            --          0.00           -1.42          -0.22
    From return of capital                         0.00          0.00         -0.09          0.00            0.00           0.00
                                             ----------    ----------    ----------    ----------      ----------     ----------
Total Distributions                               -0.14         -0.04         -0.19         -0.15           -1.57          -0.34
                                             ----------    ----------    ----------    ----------      ----------     ----------
Ending Net Asset Value                       $    16.57    $    15.43    $    12.16    $    10.92      $     9.77     $    13.34
                                             ==========    ==========    ==========    ==========      ==========     ==========

Ratios and Supplemental Data
  Ratio to average net assets:
    Expenses                                       1.24%         1.37%         1.36%         1.36%           1.35%           1.35%
    Net investment income                          0.59%         1.07%         0.85%         1.72%           1.37%           1.15%
Total Return (b)                                   8.38%        27.30%        13.10%        13.49%         -16.95%          17.56%
Portfolio turnover rate                            8.02%        25.00%        34.50%        28.39%          58.62%         152.86%
Net Assets at end of period (in thousands)   $   21,339    $   20,213    $   16,328    $   14,652      $   19,010      $   26,325

(a) Net investment income (loss) per share is based on average shares outstanding during the period

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.


Monteagle Funds - Monteagle Value Fund Prospectus                        Page 20

--------------------------------------------------------------------------------
                    -----------------------------------------
                    NOTICE OF PRIVACY POLICIES AND PROCEDURES
                    -----------------------------------------

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

      o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

      o     The Fund's investment adviser; and

      o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

             --------------------
             FOR MORE INFORMATION                             [LOGO]
             --------------------                        MONTEAGLE FUNDS

          Annual/Semi-Annual Reports

Each Fund will provide annual and semi-annual
  reports to shareholders that will provide        Monteagle Fixed Income Fund
   additional information about the Fund's
 investments. In each Fund's annual report,            Monteagle Value Fund
  you will find a discussion of the market
  conditions and investment strategies that      Monteagle Large Cap Growth Fund
      significantly affected the Fund's
 performances during their last fiscal year.      Monteagle Quality Growth Fund

 Statement of Additional Information ("SAI")       Monteagle Select Value Fund

 The SAI provides more detailed information about each Fund and it is hereby incorporated
    (legally part of this prospectus) by
                 reference.

             Contacting the Funds

 You can get free copies of both reports and
   the SAI, request other information and
  discuss your questions about each Fund by contacting your broker or the Funds at:

               MONTEAGLE FUNDS
            6550 Directors Parkway
             Abilene, Texas 79606
                (888) 263-5593
            www.monteaglefunds.com

      Securities and Exchange Commission
                 Information

You can also review each Fund's reports, SAI
and other information about the Funds at the             MONTEAGLE FUNDS
 Public Reference Room of the Securities and          6550 Directors Parkway
 Exchange Commission ("SEC"). The scheduled            Abilene, Texas 79606
 hours of operation of the Public Reference               (888) 263-5593
 Room may be obtained by calling the SEC at           www.monteaglefunds.com
 (202) 551-8090. You can get copies of this
 information, for a fee, by e-mailing or by           C/O CITCO MUTUAL FUND
                 writing to:                           DISTRIBUTORS, INC.
                                                  83 GENERAL WARREN BOULEVARD,
            Public Reference Room                           SUITE 200
      Securities and Exchange Commission                MALVERN, PA 19355
         Washington, D.C. 20549-0102
     E-mail address: public info@sec.gov                  (888) 263-5593

    Free copies of the reports and SAI are
    available from the SEC's Web site at:
  http://www.sec.gov Investment Company Act
              File No. 811-08529